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                                                                    Exhibit 10

                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT

      This First Amendment to Fifth Amended and Restated Credit Agreement (this "Amendment") is made as of this 13th day of May, 2004 by and Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), Bank One, NA, having its principal office in Chicago, Illinois and the several banks, financial institutions and other entities from time to time parties to this Agreement (the "Lenders"), and Bank One, NA, not individually, but as "Administrative Agent".

                                    RECITALS

      A. Borrower, Administrative Agent, and the Lenders are parties to a Fifth Amended and Restated Credit Agreement dated as of December 12, 2003 (the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings described as such terms in the Credit Agreement.

      B. Pursuant to the terms of the Credit Agreement, the Lenders made available a credit facility with a potential Aggregate Commitment of $650,000,000.

      C. Borrower has requested a change in certain terms contained in the Credit Agreement and the Lenders have agreed to such a change on the terms contained herein.

      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

      1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

      2. The following definitions have been added to Article I of the Credit Agreement as follows:

      "Acquisition Asset" means an asset acquired by Borrower or its Subsidiary after the Amendment Effective Date, until such asset has been owned for at least a period of one (1) year, at which time it will no longer be treated as an Acquisition Asset.

      "Amendment" means the First Amendment to Fifth Amended and Restated Credit Agreement among Borrower, the Lenders and Administrative Agent.

      "Amendment Effective Date" means the date on which: (i) the Amendment has been executed by Borrower, Administrative Agent, and each of the Lenders, and
(ii) the initial acquisition of a portion of the Benderson Projects with a purchase price of not less than $700,000,000 has been closed.

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            "Benderson Projects" means those 110 retail assets to be acquired by the Borrower comprised of 18,800,000 square feet located mainly in the Eastern United States.

         3. The definition of "Consolidated Capitalization Value" in Article I of the Credit Agreement is hereby amended and restated as follows:

            "Consolidated Capitalization Value" means, as of any date, an amount equal to the sum of (i) Consolidated Cash Flow for the most recent period of two consecutive fiscal quarters for which the Borrower has reported results (excluding any portion of Consolidated Cash Flow attributable to:
      (A) Assets Under Development, (B) Projects owned by Investment Affiliates which are encumbered by First Mortgage Receivables, and (C) Acquisition Assets multiplied by 2, and divided by 0.090, plus (ii) Acquisition Assets valued at the lower of their acquisition cost or market value, as determined in accordance with GAAP.

         4. The definition of "Value of Unencumbered Assets" in Article I of the Credit Agreement is hereby amended and restated as follows:

            "Value of Unencumbered Assets" means, as of any date, the sum of (A) the amount determined by dividing the Net Operating Income for each Project which is an Unencumbered Asset (excluding the Net Operating Income for any Acquisition Asset which is an Unencumbered Asset) as of such date for a calculation period which shall be either the immediately preceding two (2) full fiscal quarters or, if so requested by Borrower or the Administrative Agent, the one (1) immediately preceding full fiscal quarter and the then current partial quarter (in all cases as annualized) by 0.090 (provided that not more than 15% of the Value of Unencumbered Assets with respect to Projects shall be attributable to Unencumbered Assets which are ground leased) plus (B) for each Pre-Leased Project Under Construction, 100% of the then-current book value, as determined in accordance with GAAP, of such Pre-Leased Project Under Construction, provided that the aggregate amount added to value under this clause (B) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets, plus (C) cash from like-kind exchanges on deposit with a qualified intermediary (provided that not more than 5% of the Value of Unencumbered Assets shall be attributable to the proceeds of this clause (C), except that such cap shall be $200,000,000 during the 1031 exchange period relating to the sale of assets to the Macquarie Fund from the initial two closings of the Macquarie Fund). If a Project is no longer owned as of the date of determination, then no value shall be included from such Project, except for purposes of such financial covenant comparing the Net Operating Income from Unencumbered Assets to Consolidated Interest Expense under the Credit Agreement. Notwithstanding the foregoing and with respect to any Acquisition Asset which is an Unencumbered Asset, each such Acquisition Asset shall be valued at the lower of its acquisition cost or market value, as determined in accordance with GAAP.

         5. Section 2.13 (i) and (ii) of the Credit Agreement is hereby amended to delete the reference to "local time" and to insert "Chicago Time" in lieu thereof.

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         6. Section 6.13 of the Credit Agreement is hereby amended by deleting the reference to "securitized" in the two places where it appears.

         7. Section 6.21 (i) of the Credit Agreement is hereby amended and restated as follows:

            (i) Consolidated Outstanding Indebtedness to exceed sixty percent (60%) of Consolidated Market Value as of any date;

         8. Section 6.21 (iv) of the Credit Agreement is hereby amended and restated as follows:

            (iv) the Value of Unencumbered Assets to be less than 1.60 times the Consolidated Senior Unsecured Indebtedness as of any date;

         9. Schedule 1, Schedule 2, Schedule 3 and Schedule 6 of the Credit Agreement are hereby deleted in their entirety and replaced with the attached
Schedule 1, Schedule 2, Schedule 3 and Schedule 6.

         10. Borrower hereby represents and warrants that:

            (a)   no Default or Unmatured Default exists under the Loan
                  Documents;

            (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

            (c) there has been no material adverse change in the financial condition of Borrower as shown in its March 31, 2004 financial statements;

            (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

            (e) all representations and warranties contained in Article 5 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

         11. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         12. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this

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Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

         13. This Amendment shall become effective on the Amendment Effective Date (as defined in Section 2).

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            IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative
Agent have executed this Amendment as of the date first above written.

                                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                    By: /s/ Joan U. Allgood
                                        ----------------------------------------
                                    Print Name:
                                                --------------------------------
                                    Title:
                                           -------------------------------------

                                    3300 Enterprise Parkway
                                    Beachwood, Ohio  44122
                                    Phone:  216/755-5506
                                    Facsimile:  216/755-1506
                                    Attention:  Scott A. Wolstein

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                                    BANK ONE, NA,
                                    Individually and as Administrative Agent

                                    By: /s/ Timothy Carew
                                       -----------------------------------------
                                    Print Name: Timothy Carew
                                    Title: Director, Capital Markets

                                    1 Bank One Plaza
                                    Mail Code:  IL 1-0315
                                    Chicago, Illinois  60670
                                    Phone:  312/325-3114
                                    Facsimile:  312/325-3122
                                    Attention:  Large Corporate Real Estate

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                                    BANK OF AMERICA, N.A.,
                                    Individually and as Syndication Agent

                                    By: /s/ Michael W. Edwards
                                       -----------------------------------------
                                    Print Name:  Michael W. Edwards
                                    Title:  Managing Director

                                    231 South LaSalle Street
                                    Chicago, IL 60697
                                    Phone:  312/828-5175
                                    Facsimile:  312/974-4970
                                    Attention:  Mr. Michael W. Edwards

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                                    COMMERZBANK AG,
                                    Individually and as Documentation Agent

                                    By: /s/ Michael Zanolli
                                        ----------------------------------------
                                    Print Name:  Michael Zanolli
                                    Title: Senior Vice President

                                    and by:

                                    By: /s/ James Brett
                                        ----------------------------------------
                                    Print Name:  James Brett
                                    Title:  Assistant Treasurer

                                    2 World Financial Center
                                    New York, NY 10281-1050
                                    Phone: 212/400/7569
                                    Facsimile: 212/266-7565
                                    Attention: Mr. Douglas Traynor

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                                    FLEET BANK,
                                    Individually and as Documentation Agent

                                    By: /s/ Michael W. Edwards
                                        ----------------------------------------
                                    Print Name:  Michael W. Edwards
                                    Title:  Managing Director

                                    231 South LaSalle Street
                                    Chicago, IL 60697
                                    Phone:  312/828-5175
                                    Facsimile:  312/974-4970
                                    Attention:  Mr. Michael W. Edwards

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                                    WELLS FARGO BANK, N.A.,
                                    Real Estate Finance Group,
                                    Individually and as Documentation Agent

                                    By: /s/ Scott S. Solis
                                        ----------------------------------------
                                    Print Name:  Scott S. Solis
                                    Title:  Vice President

                                    123 North Wacker
                                    Suite 1900
                                    Chicago, IL 60606
                                    Phone:  312/269-4818
                                    Facsimile:  312/782-0969
                                    Attention:  Mr. Scott Solis

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                                    WACHOVIA BANK, NA.,
                                    Individually and as Managing Agent

                                    By: /s/ Cathy Casey
                                        ----------------------------------------
                                    Print Name:  Cathy Casey
                                    Title:  Director

                                    Mail Code GA-31281, 28th Floor
                                    191 Peachtree St., N.E.
                                    Atlanta, GA 30303
                                    Phone:  404/332-5649
                                    Facsimile:  404/332-4066
                                    Attention:  Mr. Cathy Casey

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                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, Individually and as Documentation
                                    Agent

                                    By: /s/ Brenda Casey
                                        ----------------------------------------
                                    Print Name:  Brenda Casey
                                    Title:  Vice President
                                    31 West 52nd Street
                                    New York, NY 10019
                                    Phone:  646/324-2118
                                    Facsimile:  646/324-7450
                                    Attention:  Mr. Geoff Bedrosian

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                                    US BANK N.A.,
                                    Individually and as Co-Agent

                                    By: /s/ Mark O. Conzelmann
                                        ----------------------------------------
                                            Mark O. Conzelmann
                                            Assistant Vice President

                                    1350 Euclid Avenue
                                    Cleveland, OH 44115
                                    Phone:  216/623-9210
                                    Facsimile:  216/241-0164
                                    Attention:  Mr. Mark Conzelmann

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                                    ING CAPITAL LLC,
                                    Individually and as Co-Agent

                                    By: /s/ Daniel J. Sliwak
                                        ----------------------------------------
                                    Print Name:  Daniel J. Sliwak
                                    Title:  Vice President

                                    230 Park Avenue, 12th Floor
                                    New York, NY 10019
                                    Phone: 212-883-2627
                                    Facsimile: 212-883-2927
                                    Attention: Mr. A. Adam Troso

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                                    JPMORGAN CHASE BANK,
                                    Individually and as Co-Agent


                                    By: /s/ Mark E. Constantino
                                        ----------------------------------------
                                    Print Name:  Mark E. Constantino
                                    Title:  Vice President

                                    270 Park Avenue
                                    New York, NY 10017
                                    Phone:  212/270-9554
                                    Facsimile:  212/270-0213
                                    Attention:  Mr. Marc E. Constantino

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                                    AM SOUTH BANK

                                    By: /s/ Robert W. Blair
                                        ----------------------------------------
                                    Print Name:  Robert W. Blair
                                    Title:  Vice President

                                    1900 Fifth Avenue North
                                    Birmingham, AL 35203
                                    Phone:  205/326-4071
                                    Facsimile:  205/326-4075
                                    Attention:  Mr. Robert Blair

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                                    THE HUNTINGTON NATIONAL BANK

                                    By: /s/ Richard L. Goss
                                        ----------------------------------------
                                    Print Name:  Richard L. Goss
                                    Title:  Vice President

                                    917 Euclid Avenue
                                    Cleveland, OH 44115
                                    Phone:  216/515-0683
                                    Facsimile:  216/515-6369
                                    Attention:  Mr. Richard Goss

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                                    LASALLE BANK, N.A.

                                    By: /s/ Robert E. Goeckel
                                        ----------------------------------------
                                    Print Name:  Robert E. Goeckel
                                    Title:  AVP

                                    135 South LaSalle Street
                                    Suite 1225
                                    Chicago, IL 60603
                                    Phone:  312/904-4705
                                    Facsimile:  312/904-6691
                                    Attention:  Mr. Robert Goeckel

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                                    LEHMAN COMMERCIAL PAPER INC.

                                    By: /s/ Francis X. Gilhool
                                        ----------------------------------------
                                    Print Name:  Francis X. Gilhool
                                    Title:  Authorized Signatory

                                    399 Park Ave., 8th Floor
                                    New York, NY 10022
                                    Phone:  212/526-5153
                                    Facsimile:  646-758-4672
                                    Attention:  Mr. Tom Buffa

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                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Terri Wyda
                                        ----------------------------------------
                                    Print Name:  Terri A. Wyda
                                    Title:  Vice President

                                    One PNC Plaza
                                    249 Fifth Avenue, P1-POPP-19-2
                                    Pittsburgh, PA 15222
                                    Phone:  412/768-9135
                                    Facsimile:  412/762-6500
                                    Attention:  Mr. Michael Smith

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                                    CITICORP NORTH AMERICA, INC.

                                    By: /s/ Allen Fisher
                                        ----------------------------------------
                                    Print Name:  Allen Fisher
                                    Title:  Vice President

                                    390 Greenwich Street, Floor 1
                                    New York, NY 10013
                                    Phone:  212/723-6789
                                    Facsimile:  212/723-8547
                                    Attention:  Mr. Michael Psyllos

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                                    ERSTE BANK

                                    By: /s/ Gregory T. Aptman
                                        ----------------------------------------
                                    Print Name:  Gregory T. Aptman
                                    Title:  Vice President

                                    By: /s/ Bryan Lynch
                                        ----------------------------------------
                                    Print Name:  Bryan Lynch
                                    Title:  First Vice President

                                    280 Park Avenue
                                    West Building
                                    New York, NY 10017
                                    Phone:  212/984-5638
                                    Facsimile:  212/984-5627
                                    Attention:  Mr. Gregory Aptman

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                                    MELLON BANK, N.A.

                                    By: /s/ Steven R. Richard
                                        ----------------------------------------
                                    Print Name:  Steven R. Richard
                                    Title:  Vice President

                                    Suite 5325
                                    One Mellon Center
                                    Pittsburgh, PA 15258-0001
                                    Phone:  412/234-9625
                                    Facsimile:  412/234-8657
                                    Attention:  Mr. Thomas Greulich

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                                    THE NORTHERN TRUST COMPANY

                                    By: /s/ Robert W. Wiarda
                                        ----------------------------------------
                                    Print Name:  Robert W. Wiarda
                                    Title:  Vice President

                                    50 South LaSalle Street
                                    Chicago, IL 60675
                                    Phone:  312/444-3380
                                    Facsimile:  312/444-7028
                                    Attention:  Mr. Robert Wiarda

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                                    SOUTHTRUST BANK

                                    By: /s/ Lisa S. Smith
                                        ----------------------------------------
                                    Print Name:  Lisa S. Smith
                                    Title:  Vice President

                                    600 W. Peachtree Street, 26th Floor
                                    Atlanta, GA 30308
                                    Phone:  404/214-5905
                                    Facsimile:  404/214/5899
                                    Attention:  Ms. Lisa S. Smith

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                                    SUNTRUST BANK

                                    By: /s/ Nancy B. Richards
                                        ----------------------------------------
                                    Print Name:  Nancy B. Richards
                                    Title:  Vice President

                                    8425 Boone Boulevard, Suite 820
                                    Vienna, VA 22182
                                    Phone: 703/902-9039
                                    Facsimile: 703/902-9190
                                    Attention: Ms. Nancy Richards

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                                    ALLIED IRISH BANKS, P.L.C.
                                    New York Branch

                                    By: /s/ Anthony O'Reilly
                                        ----------------------------------------
                                    Print Name:  Anthony O'Reilly
                                    Title:  Vice President

                                    By: /s/ E. Germaine Reusch
                                        ----------------------------------------
                                    Print Name:  E. Germaine Reusch
                                    Title:  Senior Vice President

                                    405 Park Avenue
                                    New York, NY 10022
                                    Phone:  212/515-6847
                                    Facsimile:  212/339-8325
                                    Attention:  Mr. Anthony O'Reilly
                                                Ms. Hillary Patterson

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                                    COMPASS BANK

                                    By: /s/ Johanna Duke Paley
                                        ----------------------
                                    Print Name:  Johanna Duke Paley
                                    Title:  Senior Vice President

                                    15 South 20th Street
                                    15th Floor
                                    Birmingham, AL 35233
                                    Phone:  205/297-3851
                                    Facsimile:  205/297-7994
                                    Attention:  Ms. Johanna Paley



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